Exhibit 10.27

Execution Version
AMENDMENT NO. 5 AND CONSENT TO
AMENDED AND RESTATED CREDIT, SECURITY AND PLEDGE AGREEMENT

This Amendment No. 5 and Consent to the Amended and Restated Credit, Security and Pledge Agreement (this “Amendment”), is being entered into as of March 26, 2026, among the Borrowers (as defined in the Credit Agreement, as defined below), the Parents (as defined in the Credit Agreement, as defined below), the Required Lenders (as defined below) and Fifth Third Bank, a National Association, as Administrative Agent (as defined in the Credit Agreement).

RECITALS

This Amendment is being entered into in reference to the following facts:

A.The Borrowers, the Parents, the Lenders and the Administrative Agent entered into an Amended and Restated Credit, Security and Pledge Agreement, dated as of November 5, 2024, amended by Amendment No. 1 to the Amended and Restated Credit, Security and Pledge Agreement, dated as of December 9, 2024; Amendment No. 2 to the Amended and Restated Credit, Security and Pledge Agreement, dated as of March 31, 2025; Amendment No. 3 and Waiver to the Amended and Restated Credit, Security and Pledge Agreement, dated as of June 27, 2025; and Amendment No. 4 to the Amended and Restated Credit, Security and Pledge Agreement, dated as of September 26, 2025 (as such agreement may be further amended, supplemented or otherwise modified, renewed, restated or replaced from time to time, the “Credit Agreement”). All terms used but not defined herein have the meanings assigned to them in the Credit Agreement.

B.The Borrowers have requested that the Administrative Agent and the Required Lenders (as defined below) amend certain terms of the Credit Agreement as provided herein.

C.LGIM Library UK Receivables Limited (the “UK Receivables Sub”) and Lions Gate International Media Limited (the “UK Master Distributor”) consummated a transaction (the “Subject Transaction”), evidenced by that certain Unsecured Credit Agreement by and between the UK Receivables Sub and the UK Master Distributor (the “IC Credit Agreement”), pursuant to which the UK Receivables Sub advanced funds to the UK Master Distributor to use the proceeds of the Facility (as defined in the Receivables Sub Credit Agreement) for onward distribution to LGE and its Subsidiaries pursuant to the terms of the Receivables Sub Credit Agreement.

D.The Administrative Agent, and the Lenders party hereto (which constitute Required Lenders under the Credit Agreement) (the “Required Lenders”), have agreed to amend the terms of the Credit Agreement and to consent, or agree to the Administrative Agent’s consent to, the Subject Transaction, in each case, as provided herein, to the extent set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Borrowers, the Parents, the Required Lenders party hereto and the Administrative Agent each hereby agree as follows.

ARTICLE 1 – AMENDMENTS
1.1     Amendments to the Credit Agreement.
(a)Effective on the Fifth Amendment Effective Date, the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the amendments to Credit Agreement attached as Annex A hereto.
ARTICLE 2– CONSENT AND WAIVER
2.1    Consent and Waiver. The Administrative Agent, the Required Lenders party hereto, the Borrowers, as lenders under the Receivables Sub Credit Agreement and the Receivables Administrative Agent, as administrative agent for the lenders under the Receivables Sub Credit Agreement, hereby (a) consent (i) to the Subject Transaction and (ii) to the UK Receivables Sub and UK Master Distributor entering into the IC Credit Agreement that evidences the Subject Transaction, (b) agree that (i) the Subject Transaction shall be considered permitted under the terms of the Receivables Sub Credit Agreement as of the day it was effected, (ii) this Amendment shall serve as a consent to the Subject Transaction pursuant to the terms of the Receivables Sub Credit Agreement and (c) waive any Event of Default and any other breaches, defaults, rights or remedies that may have or might otherwise exist solely as a result of the Subject Transaction or failure to obtain consent for the Subject Transaction prior to the date hereof.

2.2     In accordance with Section 6.22 of the Credit Agreement, the Administrative Agent hereby consents to the execution of Amendment No. 4 to the Receivables Sub Credit Agreement, substantially in the form attached as Annex B hereto.

ARTICLE 3– CONDITIONS

3.1    Conditions to Effectiveness. This Amendment shall become effective immediately upon the satisfaction in full of each of the conditions precedent set forth in this Section 3.1 (the “Fifth Amendment Effective Date”):

(a)the Administrative Agent shall have received counterparts of this Amendment executed by the Borrowers, the Parents and the Required Lenders;

(b)the Administrative Agent shall have received such additional documents as the Administrative Agent or its counsel may reasonably request;

(c)immediately before and immediately after giving effect to this Amendment, no Event of Default or Default is occurring or shall have occurred and be occurring; and

(d)the representations and warranties contained in Article 4 shall be true and correct.
ARTICLE 1
ARTICLE 4– REPRESENTATIONS AND WARRANTIES

4.1    Credit Agreement Representations and Warranties. Each Borrower and each Parent represents and warrants to the Administrative Agent and to the Lenders that immediately before and immediately after giving effect to this Amendment, the representations and warranties contained in Article 3 of the Credit Agreement (as the Credit Agreement is being modified pursuant to this Amendment), and in the other Fundamental Documents, are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date with the same effect as if made on and as of such date).

4.2    Borrower and Parent Authority. Each Borrower and each Parent represents and warrants to the Administrative Agent and to the Lenders that it has the company power and authority to execute this Amendment and that any company action requisite to its execution and performance of this Amendment has been undertaken on its part.

ARTICLE 5 – MISCELLANEOUS

5.1    Further Assurances. At any time and from time to time, upon the Administrative Agent’s request and at the sole expense of the Borrowers, each Borrower and each Parent will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Administrative Agent reasonably deems necessary to effect the purposes of this Amendment.

5.2    Fundamental Documents. This Amendment constitutes a Fundamental Document.

5.3     Full Force and Effect. Except as expressly set forth herein, this Amendment does not constitute a waiver or a modification of any provision of the Credit Agreement or any other Fundamental Document or a waiver of any Event of Default under the Credit Agreement or any other Fundamental Document. Except to the extent amended hereby, the Credit Agreement and the other Fundamental Documents shall continue in full force and effect in accordance with the provisions thereof on the date hereof and are hereby ratified and affirmed. As used in the Credit Agreement, the terms “Credit Agreement,” “this Credit Agreement,” “herein,” “hereafter,” “hereto,” “hereof” and words of similar import, shall, unless the context otherwise requires, mean the Credit Agreement as modified by this Amendment.

5.4    References. This Amendment shall be limited precisely as written, and, except to the extent expressly set forth herein, shall not be deemed (a) to be a consent granted pursuant to,

or a waiver or modification of, any other term or condition of the Credit Agreement, any other Fundamental Document or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement, any other Fundamental Document or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any other Fundamental Document or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

5.5    Choice of Law. This Amendment shall in all respects be construed in accordance with, and governed by, the laws of the state of New York which are applicable to contracts made and to be performed wholly within such state.

5.6    Counterparts. This Amendment may be executed by facsimile or electronically by PDF or TIFF file and in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

5.7    Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

5.8    Expenses. The Borrowers shall pay all out of pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of outside counsel for the Administrative Agent.

5.9    FATCA Status. For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Amendment, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

5.10    Guarantors. By executing this Amendment, each Guarantor hereby acknowledges, consents and agrees that all of its obligations and liability under the Credit Agreement remain in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liability under the Credit Agreement except as amended by this Amendment.

[Signature Pages to Follow]

Execution Version
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized signatories, all as of the date and year first above written.

BORROWERS AND LENDERS UNDER THE RECEIVABLES SUB CREDIT AGREEMENT:

LGTV LIBRARY FINANCING LLC

By: /s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: President and Secretary

ARTISAN LIBRARY FINANCING LLC

By: /s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: President and Secretary

SUMMIT LIBRARY FINANCING LLC

By: /s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: President and Secretary

LG FILM LIBRARY FINANCING LLC

By: /s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: President and Secretary

LGIM LIBRARY UK FINANCING LIMITED

By: Sandra Benoit
Name: Sandra Benoit
Title: Director

By: /s/ Andrew Clary
Name: Andrew Clary
Title: Director
(Signature Page to Amendment No. 5)

RECEIVABLES ADMINISTRATIVE AGENT:

LG FILM LIBRARY FINANCING LLC

By: /s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: President and Secretary

PARENTS:

LGTV LIBRARY HOLDCO LLC

By: /s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: President and Secretary

ARTISAN LIBRARY HOLDCO LLC

By: /s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: President and Secretary

SUMMIT LIBRARY HOLDCO LLC

By: /s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: President and Secretary

LG FILM LIBRARY HOLDCO LLC

By: /s/ Adrian Kuzycz
Name: Adrian Kuzycz
Title: President and Secretary

LGIM LIBRARY UK HOLDCO LIMITED

By: Sandra Benoit
Name: Sandra Benoit
Title: Director

By: /s/ Andrew Clary
Name: Andrew Clary
Title: Director

(Signature Page to Amendment No. 5)

ADMINISTRATIVE AGENT:

FIFTH THIRD BANK, National Association
as Administrative Agent

By: Marshall Waren
Name: Marshall Waren
Title: Officer

RESERVE DEPOSIT AGENT:

EAST WEST BANK, a California corporation
as Reserve Deposit Agent

By: /s/ Casey Carrillo
Name: Casey Carrillo
Title: Vice President

LENDER:

FIFTH THIRD BANK, National Association
as a Lender

By: Marshall Waren
Name: Marshall Waren
Title: Officer

LENDER:

EAST WEST BANK, a California corporation,
as a Lender

By: /s/ Casey Carrillo
Name: Casey Carrillo
Title: Vice President

LENDER:
WESTERN ALLIANCE BANK,
as a Lender

By: Karishma Punjani
Name: Karishma Punjani
Title: Director

(Signature Page to Amendment No. 5)

LENDER:

FIRST-CITIZENS BANK & TRUST COMPANY,
as a Lender

By: /s/ Zulekha Chaudhry
Name: Zulekha Chaudhry__
Title: VP, Sr. Underwriter PM - TMT

LENDER:

ZIONS BANCORPORATION, N.A. dba CALIFORNIA BANK AND TRUST,
as a Lender

By: /s/ David Oliver
Name: David Oliver
Title: Senior Vice President

LENDER:

TRUIST BANK,
as a Lender

By: /s/ Katherine Jomantas
Name: Katherine Jomantas
Title: Director

LENDER:

WELLS FARGO BANK, N.A.,
as a Lender

By: /s/ Harold Lim
Name: Harold Lim
Title: Executive Director

(Signature Page to Amendment No. 5)

LENDER:

PREFERRED BANK,
as a Lender

By: /s/ Anna Bagdasarian
Name: Anna Bagdasarian
Title: SVP

LENDER:
TEXAS CAPITAL BANK,
as a Lender

By: /s/ Ryan Murphy
Name: Ryan Murphy
Title: Executive Director

LENDER:

FLAGSTAR BANK, N.A.,
as a Lender

By: /s/ Amber Webb
Name: Amber Webb
Title: Vice President

LENDER:

BANK OF HOPE,
as a Lender

By: /s/ David K. Henry
Name: David K. Henry
Title: Senior Vice President

(Signature Page to Amendment No. 5)

LENDER:

SUNFLOWER BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Cathie Wachter
Name: Cathie Wachter
Title: SVP/Managing Group Director

LENDER:

CITY NATIONAL BANK,
as a Lender

By: /s/ Bing Ni
Name: Bing Ni
Title: Vice President

LENDER:

AXOS BANK,
as a Lender

By: /s/ Annette Marcelo
Name: Annette Marcelo
Title: Vice President

LENDER:

HUNTINGTON NATIONAL BANK,
as a Lender

By: /s/ Mark J. Neifing
Name: Mark J. Neifing
Title: Vice President

(Signature Page to Amendment No. 5)

LENDER:

FIRST HORIZON BANK,
as a Lender

By: /s/ Gage Ott
Name: Gage Ott
Title: VP, Portfolio Manager

LENDER:

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Steve Scott
Name: Steve Scott
Title: Vice President

LENDER:

REGIONS BANK,
as a Lender

By: /s/ Jonah Barth
Name: Jonah Barth
Title: Associate

ANNEX A

TO AMENDMENT NO. 5
TO AMENDED AND RESTATED CREDIT, SECURITY AND PLEDGE AGREEMENT

Conformed through Amendment No. ~~4~~5
_______________________________________________________________________________________________
AMENDED & RESTATED CREDIT, SECURITY AND PLEDGE AGREEMENT
Dated as of November 5, 2024 among
THE BORROWERS REFERRED TO HEREIN, THE LENDERS REFERRED TO HEREIN, THE PARENTS REFERRED TO HEREIN,
and
FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Co-Lead Arranger
EAST WEST BANK,
as Reserve Deposit Agent
____________________________________
FIFTH THIRD BANK, NATIONAL ASSOCIATION
and
WESTERN ALLIANCE BANK
and
WELLS FARGO BANK, N.A.
and
FLAGSTAR BANK, N.A.
and
TEXAS CAPITAL BANK

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TABLE OF CONTENTS

			Page
1.	DEFINITIONS		2
	SECTION 1.1	Accounting Terms and Determinations	41
	SECTION 1.2	Other Definitional Provisions and References	42
2.	THE LOANS		43
	SECTION 2.1	Loans	43
	SECTION 2.2	Certain Payments	43
	SECTION 2.3	Repayment	44
	SECTION 2.4	Interest and Applicable Margins	44
	SECTION 2.5	Fees	~~45~~46
	SECTION 2.6	Account Debit	~~45~~46
	SECTION 2.7	Continuation and Conversion of Loans; Inability to Determine Rates	~~45~~46
	SECTION 2.8	Timing of Payments	~~49~~50
	SECTION 2.9	Voluntary and Mandatory Prepayment of Loans; Reimbursement of Lenders	~~49~~50
	SECTION 2.10	Increased Costs	~~51~~52
	SECTION 2.11	Illegality	~~53~~54
	SECTION 2.12	Manner of Payments	~~54~~55
	SECTION 2.13	Taxes	~~54~~55
	SECTION 2.14	Notes	~~60~~61
	SECTION 2.15	Defaulting Lenders	~~60~~61
	SECTION 2.16	Mitigation Obligations	~~62~~63
	SECTION 2.17	Loan Account	~~62~~63
	SECTION 2.18	Increase in Total Commitments	~~63~~64
3.	REPRESENTATIONS AND WARRANTIES		~~64~~65
	SECTION 3.1	Existence and Power	65
	SECTION 3.2	Authority and No Violation	~~65~~66
	SECTION 3.3	Governmental Approvals	~~66~~67
	SECTION 3.4	Binding Agreements	~~66~~67
	SECTION 3.5	Financial Statements	~~66~~67
	SECTION 3.6	No Material Adverse Change	67
	SECTION 3.7	Rights in the Collateral	67
	SECTION 3.8	Fictitious Names	~~67~~68
	SECTION 3.9	Title to Properties	~~67~~68
	SECTION 3.10	Chief Executive Office; Location of Collateral and Records; Tax Identification Number	68
	SECTION 3.11	Litigation	~~68~~69
	SECTION 3.12	Federal Reserve Regulations	~~68~~69
	SECTION 3.13	Investment Company Act	~~68~~69
	SECTION 3.14	Taxes	69
	SECTION 3.15	Compliance with ERISA	~~69~~70

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SECTION 3.16 Agreements ~~70~~71
SECTION 3.17 Security Interest 71
SECTION 3.18 Environmental Liabilities ~~71~~72
SECTION 3.19 Compliance with Laws ~~71~~72
SECTION 3.20 Solvency 72
SECTION 3.21 True and Complete Disclosure ~~72~~73
SECTION 3.22 Compliance with Laws; Anti-Terrorism Laws ~~72~~73
SECTION 3.23 USA Patriot Act ~~73~~74
SECTION 3.24 Status as a Pass-Through Entity ~~73~~74
SECTION 3.25 No Plan Assets ~~73~~74
SECTION 3.26 Ownership of Pledged Securities, Subsidiaries, etc 74

4. CONDITIONS OF LENDING ~~74~~75
SECTION 4.1 Conditions Precedent to the Phase 2 Closing Date ~~74~~75
SECTION 4.2 Conditions Precedent to Each Loan ~~78~~79

5. AFFIRMATIVE COVENANTS ~~79~~80
SECTION 5.1 Financial Statements, Reports and Audits ~~79~~80
SECTION 5.2 Corporate Existence; Compliance with Laws ~~82~~83
SECTION 5.3 Maintenance of Properties ~~82~~83
SECTION 5.4 Notice of Material Events ~~82~~83
SECTION 5.5 Insurance ~~83~~84
SECTION 5.6 Copyrights ~~83~~84
SECTION 5.7 Books and Records; Examination ~~84~~85
SECTION 5.8 Observance of Agreements ~~84~~85
SECTION 5.9 Taxes and Charges 85
SECTION 5.10 Liens ~~85~~86
SECTION 5.11 Further Assurances; Security Interests ~~85~~86
SECTION 5.12 ERISA Compliance and Reports ~~86~~87
SECTION 5.13 Environmental Laws ~~86~~87
SECTION 5.14 Use of Proceeds ~~87~~88
SECTION 5.15 Sanctions ~~88~~89
SECTION 5.16 Receivables Sub Credit Agreement ~~88~~89
SECTION 5.17 Laboratory Agreements ~~88~~89
SECTION 5.18 Interest Rate Hedging ~~88~~89
SECTION 5.19 Pledged Securities ~~88~~89

6. NEGATIVE COVENANTS ~~88~~89
SECTION 6.1 Limitations on Indebtedness 89
SECTION 6.2 Limitations on Liens ~~89~~90
SECTION 6.3 Limitation on Guaranties ~~90~~91
SECTION 6.4 Limitations on Investments ~~91~~92
SECTION 6.5 Restricted Payments ~~91~~92
SECTION 6.6 Consolidation, Merger or Sale of Assets, etc. ~~91~~92
SECTION 6.7 Places of Business; Change of Name, Jurisdiction 93
SECTION 6.8 Limitations on Capital Expenditures ~~93~~94

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SECTION 6.9	Transactions with Affiliates	~~93~~94
	SECTION 6.10	Business Activities	~~93~~94
	SECTION 6.11	Fiscal Year End	~~93~~94
	SECTION 6.12	Bank Accounts	~~93~~94
	SECTION 6.13	ERISA Compliance	~~93~~94
	SECTION 6.14	Hazardous Materials	~~94~~95
	SECTION 6.15	Subsidiaries	~~94~~95
	SECTION 6.16	Amendment, Modification or Termination of Material Agreements	~~94~~95
	SECTION 6.17	No Negative Pledge	~~94~~95
	SECTION 6.18	Use of Proceeds	95
	SECTION 6.19	Overhead	95
	SECTION 6.20	No Election to be Treated as a Corporation	~~95~~96
	SECTION 6.21	Sanctions; Anti-Corruption Use of Proceeds	~~95~~96
	SECTION 6.22	Receivables Sub Credit Agreement	~~95~~96
	SECTION 6.23	Limitation on Exercising the Put Option	~~95~~96
	SECTION 6.24	LTV Percentage	~~95~~96
	SECTION 6.25	Activities of the Parents	~~95~~96
7.	EVENTS OF DEFAULT		~~96~~97
8.	GRANT OF SECURITY INTEREST; REMEDIES		~~100~~101
	SECTION 8.1	Security Interests	~~100~~101
	SECTION 8.2	Use of Collateral	~~101~~102
	SECTION 8.3	Collection Accounts	~~101~~102
	SECTION 8.4	Borrowers to Hold in Trust	~~102~~103
	SECTION 8.5	Collections, etc.	103
	SECTION 8.6	Possession, Sale of Collateral etc.	~~103~~104
	SECTION 8.7	Application of Proceeds after Event of Default	~~104~~105
	SECTION 8.8	Power of Attorney	~~105~~106
	SECTION 8.9	Financing Statements; Direct Payments	~~106~~107
	SECTION 8.10	Termination and Release	~~106~~107
	SECTION 8.11	Remedies Not Exclusive	107
	SECTION 8.12	Continuation and Reinstatement	~~107~~108
	SECTION 8.13	Quiet Enjoyment	~~107~~108
9.	THE ADMINISTRATIVE AGENT		108
	SECTION 9.1	Administration by the Administrative Agent	108
	SECTION 9.2	Payments	~~108~~109
	SECTION 9.3	Sharing of Setoffs and Cash Collateral	~~109~~110
	SECTION 9.4	Notice to the Lenders	110
	SECTION 9.5	Liability of the Administrative Agent	~~110~~111
	SECTION 9.6	Reimbursement and Indemnification	~~111~~112
	SECTION 9.7	Rights of Administrative Agent	~~111~~112
	SECTION 9.8	Independent Investigation by Lenders	112
	SECTION 9.9	Agreement of Required Lenders	~~112~~113
	SECTION 9.10	Notice of Transfer	~~112~~113

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SECTION 9.11	Successor Administrative Agent	~~112~~113
SECTION 9.12	ERISA Fiduciary Representations and Warranties	~~113~~114
SECTION 9.13	Acknowledgements Regarding Erroneous Payments	~~114~~115
SECTION 9.14	No Reliance on the Administrative Agent's Customer Identification Program.	~~115~~116
SECTION 9.15	Documentation and Other Titles	116
10.	MISCELLANEOUS	~~116~~117
SECTION 10.1	Notices	~~116~~117
SECTION 10.2	Survival of Credit Agreement, Representations and Warranties, etc.	~~117~~118
SECTION 10.3	Successors and Assigns; Syndications; Loan Sales; Participations	~~117~~118
SECTION 10.4	Expenses	~~122~~123
SECTION 10.5	Indemnity	~~123~~124
SECTION 10.6	CHOICE OF LAW	~~124~~125
SECTION 10.7	WAIVER OF JURY TRIAL	~~124~~125
SECTION 10.8	WAIVER WITH RESPECT TO DAMAGES	~~125~~126
SECTION 10.9	No Waiver	~~125~~126
SECTION 10.10	Amendments, Etc.	126
SECTION 10.11	Severability	~~127~~128
SECTION 10.12	SERVICE OF PROCESS; SUBMISSION TO JURISDICTION	~~128~~129
SECTION 10.13	Headings	~~129~~130
SECTION 10.14	Execution in Counterparts; Effectiveness	~~129~~130
SECTION 10.15	Subordination of Inter-company Indebtedness, Receivables and Advances	~~129~~130
SECTION 10.16	USA Patriot Act	~~130~~131
SECTION 10.17	Entire Agreement	~~130~~131
SECTION 10.18	Confidentiality	~~130~~131
SECTION 10.19	Collateral Limitations	~~131~~132
SECTION 10.20	Platform; Materials	~~131~~132
SECTION 10.21	Right of Setoff	132
SECTION 10.22	Acknowledgment and Consent to Bail-In of EEA Financial Institutions	~~132~~133
SECTION 10.23	Limited Recourse	~~132~~133
SECTION 10.24	Acknowledgement Regarding Any Supported QFCs	~~133~~134
SECTION 10.25	Amendment and Restatement	~~133~~134
11.	GUARANTEE	~~134~~135
SECTION 11.1	The Guarantee.	~~134~~135
SECTION 11.2	Guaranteed Obligations Unconditional.	~~135~~136
SECTION 11.3	Reinstatement	~~139~~140

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SECTION 11.4 Subrogation 140
SECTION 11.5 Remedies ~~140~~141
SECTION 11.6 Limitation on Guaranteed Amount, etc. ~~140~~141

12. PLEDGE 141
SECTION 12.1 Pledge 141
SECTION 12.2 Covenant. ~~141~~142
SECTION 12.3 Registration in Nominee Name; Denominations. ~~141~~142
SECTION 12.4 Voting Rights; Dividends; etc. ~~141~~142
SECTION 12.5 Remedies Upon Default ~~142~~143
SECTION 12.6 Application of Proceeds of Sale and Cash ~~143~~144
SECTION 12.7 Securities Act, Etc. ~~143~~144
SECTION 12.8 Continuation and Reinstatement ~~144~~145
SECTION 12.9 Termination ~~144~~145
SECTION 12.10 Suretyship Waivers ~~145~~146

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obligations, accounts receivable arising therefrom, the Master Services Agreement, each Master Distribution Agreement, the Receivables Sub Transaction Documents and the Receivables Administrative Agent Collateral in respect thereof, the Pledged Collateral, and other securities, all amounts on deposit in the Collection Accounts and any proceeds of any thereof, products of any thereof or income from any thereof, and all other personal property of such Borrower, and all products and proceeds thereof, further including, but not limited to, any of such Borrower’s right, title and interest in and to each and every Library Title, all of the properties thereof, tangible and intangible, and all domestic and foreign copyrights and all other rights therein and thereto, of every kind and character, whether now in existence or hereafter to be made or produced, and whether or not in the possession of such Borrower, including with respect to each and every Library Title and without limiting the foregoing language, each and all of the following particular rights and properties (in each case, wherever located and to the extent they are now owned, currently existing or hereafter acquired or created by such Borrower):

(i) all scenarios, screenplays, teleplays and/or scripts at every stage thereof;

(ii) all common law and/or statutory copyright and other rights in all literary and other properties (hereinafter called the “literary properties”) which form the basis of such Library Title and/or which are or will be incorporated into such Library Title, all component parts of such Library Title consisting of the literary properties, all motion picture, television program or other rights in and to the story, all treatments of said story and the literary properties, together with all preliminary and final screenplays used and to be used in connection with such Library Title, and all other literary material upon which such Library Title is based or from which it is adapted;

(iii) ~~all rights for all media in and to all music and musical compositions used and to be used in such Library Title, if any, including, each without limitation, all rights to record, re-record, produce, reproduce or synchronize all of such music and musical compositions, including, without limitation, reuse fees, royalties and all other amounts payable with respect to said music and musical compositions~~;

(~~iv~~iii)    all tangible personal property relating to such Library Title, including, without limitation, all exposed film, developed film, positives, negatives, prints, positive prints, answer prints, magnetic tapes and other digital or electronic storage media, special effects, preparing materials (including interpositives, duplicate negatives, internegatives, color reversals, intermediates, lavenders, fine grain master prints and matrices, and all other forms of pre-print elements), sound tracks, cutouts, trims and any and all other physical properties of every kind and nature relating to such Library Title whether in completed form or in some state of completion, and all masters, duplicates, drafts, versions, variations and copies of each thereof, in all formats whether on film, videotape, disk or otherwise and all music sheets and promotional materials relating to such Library Title (collectively, the “Physical Materials”);

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(~~v~~iv) all collateral, allied, subsidiary and merchandising rights appurtenant or related to such Library Title including, without limitation, the following rights: all rights to produce remakes, spin-offs, sequels or prequels to such Library Title based upon such Library Title, the literary properties or the theme of such Library Title and/or the text or any part of the literary properties; all rights throughout the world to broadcast, transmit and/or reproduce by means of television (including commercially sponsored, sustaining and subscription or “pay” television) or by streaming video or by other means over the internet or any other open or closed physical or wireless network or by any process analogous to any of the foregoing, now known or hereafter devised, such Library Title or any remake, spin-off, sequel or prequel to the Library Title; all rights to produce primarily for television or similar use, a motion picture or series of motion pictures, or other Library Title by use of film or any other recording device or medium now known or hereafter devised, based upon such Library Title, the literary properties or any part thereof, including, without limitation, based upon any script, scenario or the like used in such Library Title; all merchandising rights including, without limitation, all rights to use, exploit and license others to use and exploit any and all commercial tie-ups of any kind arising out of or connected with the literary properties, such Library Title, the title or titles of such Library Title, the characters of such Library Title and/or the literary properties and/or the names or characteristics of said characters and including further, without limitation, any and all commercial exploitation in connection with or related to such Library Title, any remake, spin-off, sequel or prequel thereof and/or the literary properties;

(~~vi~~v) all statutory copyrights, domestic and foreign, obtained or to be obtained on such Library Title, together with any and all copyrights obtained or to be obtained in connection with such Library Title or any underlying or component elements of such Library Title, including, in each case without limitation, all copyrights on the property described in subparagraphs “(i)” through “(v)” inclusive, of this definition, together with the right to copyright (and all rights to renew or extend such copyrights, if applicable) and the right to sue in the name of any of the Borrowers for past, present and future infringements of copyright;

(~~vii~~vi) all rights to distribute, sell, rent, license the exhibition of and otherwise exploit and turn to account such Library Title (including with the music synchronized and embedded in such Library Title as an integrated audiovisual work) in all media (whether now known or hereafter developed), the Physical Materials, the motion picture, television program or other rights in and to the story and/or other literary material upon which such Library Title is based or from which it is adapted~~, and the music and musical compositions used or to be used in such Library Title~~;

(~~viii~~vii) any and all sums, claims, proceeds, money, products, profits or increases, including money profits or increases (as those terms are used in the UCC or otherwise) or other property obtained or to be obtained from the distribution, exhibition, sale

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or other uses or dispositions of such Library Title or any part of such Library Title in all media (whether now known or hereafter developed), including, without limitation, all sums, claims, proceeds, profits, products and increases, whether in money or otherwise, from a sale and leaseback or other sale, rental or licensing of such Library Title and/or any of the elements of such Library Title including, without limitation, from collateral, allied, subsidiary and merchandising rights, and further including, without limitation, all monies held in any Collection Account;

(~~ix~~viii) the dramatic, nondramatic, stage, television, radio and publishing rights, title and interest in and to such Library Title, and the right to obtain copyrights and renewals of copyrights therein, if applicable;

(~~x~~ix) the name or title of such Library Title and all rights of such Borrower to the use thereof, including, without limitation, rights protected pursuant to trademark, service mark, unfair competition and/or any other applicable statutes, common law, or other rule or principle of law;

(~~xi~~x) any and all contract rights and/or chattel paper which may arise in connection with such Library Title;

(~~xii~~xi) any and all “general intangibles” (as that term is defined in the UCC) not elsewhere included in this definition, including, without limitation, any and all general intangibles consisting of any right to payment which may arise in connection with the distribution or exploitation of any of the rights set out herein, and any and all general intangible rights in favor of such Borrower for services or other performances by any third parties, including actors, writers, directors, individual producers and/or any and all other performing or nonperforming artists in any way connected with such Library Title, any and all general intangible rights in favor of such Borrower relating to licenses of sound or other equipment, or licenses for any photograph or photographic or other processes, and any and all general intangibles related to the distribution or exploitation of such Library Title including general intangibles related to or which grow out of the exhibition of such Library Title and the exploitation of any and all other rights in such Library Title set out in this definition;

(~~xiii~~xii) any and all “goods,” including, without limitation, “inventory” (as such terms are defined in the UCC) which may arise in connection with the creation, production or delivery of such Library Title, which goods are owned by such Borrower pursuant to any production or distribution agreement or otherwise;

(~~xiv~~xiii) all and each of the rights, regardless of denomination, which arise in connection with the acquisition, creation, production, completion of production, delivery, distribution, or other exploitation of such Library Title, including, without

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limitation, any and all rights in favor of such Borrower, the ownership or control of which are or may become necessary or desirable, in the reasonable opinion of the Administrative Agent, in order to complete production of such Library Title in the event that the Administrative Agent exercises any rights it may have to take over and complete production of such Library Title;

(~~xv~~xiv) any and all documents issued by any pledge holder or bailee with respect to such Library Title or any Physical Materials (whether or not in completed form) with respect thereto;
(~~xvi~~xv) any and all rights of such Borrower and such Receivables Sub under the applicable Master Distribution Agreement, any distribution agreement and any sales agency agreements relating to such Library Title, including, without limitation, all rights to payment thereunder;

(~~xvii~~xvi) the Put Option; and

(~~xviii~~xvii) all products and proceeds of the foregoing; and

(b)    all of each Parent’s right, title and interest (of every kind and nature) in and to the Equity Interests in each Borrower;

provided that, notwithstanding the foregoing, in no event shall Excluded Collateral constitute Collateral hereunder.

“Collateral Assignment” shall mean the Amended and Restated Collateral Assignment, dated as of the Phase 2 Closing Date, among the Borrowers, the Receivables Administrative Agent, and Administrative Agent as amended, supplemented or otherwise modified, renewed or replaced from time to time, pursuant to which each Borrower and Receivables Administrative Agent assigned, for security purposes, to the Administrative Agent for the benefit of the Lenders, the Receivables Sub Credit Agreement and the other Receivables Sub Transaction Documents for the purpose of securing the Obligations.

“Collection Accounts” shall mean each interest-bearing account of applicable Borrower as set forth on Annex B (as such annex may be updated from time to time with the prior written consent of the Borrowers and the Reserve Deposit Agent).

“Commitment” shall mean, with respect to any Lender, the commitment of such Lender to make Loans to the Borrowers up to an aggregate amount not in excess at any one time outstanding of the amount set forth (i) opposite such Lender’s name under the column entitled “Commitment” in the Schedule of Commitments, or (ii) in any applicable Lender Assignment and Assumption(s) to which such Lender may be a party, as the case may be, as such amount

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such rights and accounts) to the extent they arise and are originated prior to a notice of revocation of any such right of distribution has been delivered to such Master Distributor pursuant to Section 4.1 (or any related similar revocation provision) of the related Distribution Agreement ~~and~~, (b) all right, title and interest in and to all Derivative Rights, including, without limitation, any episodes of a television series that are not included in the season of the specific Library Title. and (c) all rights for all media in and to all music and musical compositions used and to be used in any Library Title, including, each without limitation, all rights to record, re-record, produce, reproduce or synchronize all of such music and musical compositions, including, without limitation, reuse fees, royalties and all other amounts payable with respect to said music and musical compositions.

“Excluded Taxes” shall mean any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to such Recipient: (i) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits and similar Taxes, in each case, (a) imposed as a result of such Recipient being incorporated or organized under the laws of, or having its principal office or its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (b) that are Other Connection Taxes, (ii) any United States withholding Taxes imposed on amounts payable to or for the account of such Recipient with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (x) such Recipient acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by a Borrower under Section 2.16 or Section 10.10(b)), or (y) such Recipient changes its applicable office, except in each case to the extent that, pursuant to Section 2.13, amounts with respect to such Taxes were payable either to such Recipient’s assignor immediately before such Recipient acquired the applicable interest in such Loan or Commitment or to such Recipient immediately before it changed its applicable office, (iii) Taxes other than Taxes imposed by the United Kingdom attributable to such Recipient’s failure to comply with Section 2.13(e); (iv) any U.S. federal or state backup withholding Taxes; (v) any withholding Taxes imposed under FATCA; and (vi) Taxes imposed by the United Kingdom required to be deducted or withheld by a Borrower from a payment under any Fundamental Document (a “UK Tax Deduction”) if on the date on which the payment falls due: (a) the payment could have been made to the relevant Lender without a UK Tax Deduction if the Lender had been a UK Qualifying Lender, but on that date that Lender is not or has ceased to be a UK Qualifying Lender other than as a result of any change after the date it became a Lender under this Credit Agreement in (or in the interpretation, administration, or application of) any law or UK Treaty; or (b) the relevant Lender is a UK Qualifying Lender solely by virtue of paragraph (a)(ii) of the definition of UK Qualifying Lender and: (x) an officer of H.M. Revenue & Customs has given (and not revoked) a direction (a “Direction”) under section 931 of the UK ITA which relates to the payment and that Lender has received from the Borrower making the payment a certified copy of that Direction, and (y) the payment could have been made to the Lender without any UK Tax Deduction if that Direction had not been made; or (c) the relevant Lender is a UK Qualifying Lender solely by virtue of paragraph (a)(ii) of the definition of UK Qualifying Lender and: (x)

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